[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit 10.65

EXECUTION VERSION

FOURTH AMENDMENT TO

EQUITY CAPITAL CONTRIBUTION AGREEMENT

THIS FOURTH AMENDMENT TO EQUITY CAPITAL CONTRIBUTION AGREEMENT (this “Amendment”) is effective as of October 24, 2014, by and between Firstar Development, LLC, a Delaware limited liability company (the “Investor”), and Clean Technologies 2013B, LLC, a Delaware limited liability company (the “Class B Member”). The Investor and the Class B Member shall be referred to individually herein as a “Party” and collectively as the “Parties”. Capitalized terms used herein and not otherwise defined have the meanings provided in the Equity Capital Contribution Agreement, dated as of August 2, 2013, as amended by the First Amendment to Equity Capital Contribution Agreement, dated as of September 25, 2013, as further amended by the Second Amendment to Equity Capital Contribution Agreement, dated as of March 28, 2014, and as further amended by the Third Amendment to Equity Capital Contribution Agreement, dated as of July 18, 2014, in each case, by and between the Parties (as so amended, the “ECCA”).

RECITALS

A. WHEREAS, the Parties desire to amend the ECCA as more fully set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree to amend the ECCA as follows:

AGREEMENT

1.	Amendments.

a.	The definition of the capitalized term “Accounts Agreement” set forth in Section 1.1 is deleted in its entirety and replaced with the following text:

““Accounts Agreement” means that certain Accounts Agreement, dated as of July 19, 2013, as amended by the First Amendment to Accounts Agreement, dated as of December 30, 2013, and as further amended by the Second Amendment to Accounts Agreement, effective as of October 24, 2014, by and among the Facility Company, the Facility Lender and The Bank of New York Mellon, as the accounts bank, as may be further amended, amended and restated, supplemented, or otherwise modified from time to time.”

b.	The following definition of the capitalized term “[***] Guaranty” is inserted into Section 1.1 in the appropriate alphabetical location:

““[***] Guaranty” means that certain Guaranty, dated as of October 24, 2014, issued by [***] PPA Customer 2 in connection with the [***] PPA and in favor of the Facility Company.”

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c.	The following definition of the capitalized term “[***] PPA Customer” is inserted into Section 1.1 in the appropriate alphabetical location:

“[***] PPA Customer” means [***] a Delaware corporation.”

d.	The definition of the capitalized term “Power Purchase Agreement” set forth in Section 1.1 is deleted in its entirety and replaced with the following text:

““Power Purchase Agreement” means collectively

(i) that certain Energy System Use Agreement No. 20130430.072.C dated as of May 15, 2013, by and between [***] PPA Customer 1 and the Facility Company, as amended by Amendment No. 1 to Energy System Use Agreement No. 20130430.072.C, effective as of May 15, 2013, by and between [***] PPA Customer 1 and the Facility Company, and as may be further amended, amended and restated, supplemented or otherwise modified from time to time, which was partially assigned by the Facility Company to 2012 ESA Project Company, LLC, a Delaware limited liability company (“2012 ESA”), pursuant to that certain Assignment and Assumption Agreement, dated as of July 5, 2013 (the “PPA E/G Assignment”), and which PPA E/G Assignment has been terminated pursuant to a termination agreement;

(ii) that certain Energy System Use Agreement No. 20130430.076.C dated as of May 15, 2013, by and between [***] PPA Customer 1 and the Facility Company, as may be amended, amended and restated, supplemented or otherwise modified from time to time;

(iii) that certain Energy System Use Agreement No. 20130430.078.C dated as of May 15, 2013, by and between [***] PPA Customer 2 and the Facility Company, as amended by Amendment No. 1 to Energy System Use Agreement No. 20130430.078.C, effective as of May 15, 2013, as further amended by Amendment No. 2 to Energy System Use Agreement No. 20130430.078.C, effective as of October 24, 2014, in each case, by and between [***] PPA Customer 2 and the Facility Company, and as may be further amended, amended and restated, supplemented or otherwise modified from time to time, which was partially assigned by the Facility Company to 2012 ESA pursuant to the PPA E/G Assignment, and which PPA E/G Assignment has been terminated pursuant to a termination agreement;

(iv) that certain Energy System Use Agreement No. 20130403.076.C, dated as of May 15, 2013, by and between

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[***] PPA Customer 2 and 2012 ESA, as amended by that certain Acknowledgement and Consent Regarding Assignment and Amendment, effective as of May 15, 2013, by and between [***] PPA Customer 2 and 2012 ESA, and as may be further amended, amended and restated, supplemented or otherwise modified from time to time (“PPA-C”), which PPA-C was assigned by 2012 ESA to the Facility Company pursuant to that certain Assignment and Assumption Agreement, dated as of July 5, 2013 (the “PPA B/C Assignment”), which PPA B/C Assignment has been terminated pursuant to a termination agreement and which PPA-C has been assigned by 2012 ESA to the Facility Company pursuant to the Assignment and Assumption Agreement #1;

(v) that certain Energy System Use Agreement, dated as of July 24, 2013, by and between [***] PPA Customer and ESU Company, as may be amended, amended and restated, supplemented or otherwise modified from time to time (“PPA-D”), which PPA-D was assigned by ESU Company to the Facility Company pursuant to the Assignment and Assumption Agreement #2; and

(vi) that certain Energy System Use Agreement, dated as of October 24, 2014, by and between [***] PPA Customer and the Facility Company, as may be amended, amended and restated, supplemented or otherwise modified from time to time (the “[***] PPA”).”

e.	The definition of the capitalized term “PPA Customers” set forth in Section 1.1 is deleted in its entirety and replaced with the following text:

““PPA Customers” means collectively (i) [***] PPA Customer 1, (ii) [***] PPA Customer 2, (iii) [***] PPA Customer and (iv) [***] PPA Customer.”

f.	Annex 1-A is deleted in its entirety and replaced with the revised version of Annex 1-A, attached hereto as Exhibit A.

g.	Annex 3 is deleted in its entirety and replaced with the revised version of Annex 3, attached hereto as Exhibit B.

2.	Ratification. The ECCA, as amended hereby, is in all respects ratified and confirmed and shall be and remain in full force and effect. All references to the ECCA in any other document or instrument shall be deemed to mean such ECCA as amended by this Amendment.

3.	Amendments. No amendment, modification, termination or waiver of any provision of this Amendment shall be effective unless the same shall be in writing and duly executed by the Parties.

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4.	Enforceability. This Amendment shall be enforceable by and binding upon and shall inure to the benefit of the Parties hereto and their respective successors and assigns.

5.	Governing Law. THIS AMENDMENT SHALL BE DEEMED MADE AND PREPARED AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS THEREOF WHICH MAY REQUIRE THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

6.	Counterparts and Facsimile Execution. This Amendment may be executed and delivered (including by “portable document format”) in one or more counterparts, all of which shall be considered one and the same and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to each other Party, it being understood that all Parties need not sign the same counterpart. Signatures of the Parties transmitted by electronic mail shall be deemed to be their original signatures for all purposes.

7.	Severability. If any term or other provision of this Amendment is invalid, illegal, or incapable of being enforced by any rule of applicable law, or public policy, all other terms and provisions of this Amendment shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated herein are not affected in any manner materially adverse to any Party.

8.	Conditions Precedent to Effectiveness of Amendment. The effectiveness of this Amendment and the obligations of the Investor to consummate the transactions contemplated by this Amendment are subject to the satisfaction of or waiver by Investor of each of the following conditions not later than April 7, 2015 (“Amendment Date Conditions Precedent” and the date of satisfaction or waiver thereof the “Amendment Date”):

a.	the Investor has received fully executed copies of each of the [***] Guaranty, [***] PPA, Site Lease related to [***] PPA, and Amendment No. 2 to Energy System Use Agreement No. 20130430.078.C, each in form and substance reasonably satisfactory to the Investor, and each such [***] Guaranty, [***] PPA, Site Lease related to [***] PPA, and Amendment No. 2 to Energy System Use Agreement No. 20130430.078.C is in full force and effect;

b.	the Investor has received fully executed copies of this Amendment and an amendment to the MESPSA in the form attached hereto as Exhibit C, or otherwise in form and substance reasonably satisfactory to the Investor, and each is in full force and effect;

c.	the Investor has received necessary approval from its internal investment committee, board of directors or other governing body to enter into the transactions contemplated under this Amendment, subject only to the satisfaction or waiver of the conditions set forth in this Section 8;

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d.	the Investor has received fully executed copies of the amendments to the Financing Documents that have been executed as of such date, which shall include an amendment to the Credit Agreement entered into, in connection with the [***] Guaranty, [***] PPA, Site Lease related to [***] PPA, and Amendment No. 2 to Energy System Use Agreement No. 20130430.078.C;

e.	the Class B Member shall have paid (or caused to have been paid) or shall have made arrangements in the manner reasonably satisfactory to the payee for the payment of all outstanding amounts due, as of the Amendment Date, and owing, with respect to, Transaction Expenses for all services rendered and billed prior to the Amendment Date; and

f.	each of the representations and warranties in the ECCA and the other Investment Documents as amended by this Amendment and the other documents contemplated hereby (other than those made as of a later date) is true and correct in all material respects as of the Amendment Date (unless such representation or warranty relates solely to an earlier date, in which case it shall have been true and correct in all material respects as of such earlier date).

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IN WITNESS WHEREOF, each Party has caused this Amendment to be signed on its behalf effective as of the date first written above.

CLEAN TECHNOLOGIES 2013B, LLC,
a Delaware limited liability company

By:
	Name:	William E. Brockenborough
	Title:	Vice President

[Signature page to Fourth Amendment to Equity Capital Contribution Agreement]

FIRSTAR DEVELOPMENT, LLC,
a Delaware limited liability company

By:
	Name:	Josh Kittrell
	Title:	Officer

[Signature page to Fourth Amendment to Equity Capital Contribution Agreement]

EXHIBIT A

ANNEX 1-A

List of Prospective Facilities and Locations

Site No.	PPA Customer	Address	City	State	Size (kW)	Applicable Energy System Use Agreement No.
[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]					[***]

[Exhibit A to Fourth Amendment to Equity Capital Contribution Agreement]

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EXHIBIT B

ANNEX 3

List of All Contracts

(terms as defined in this Agreement, unless noted otherwise)

1.	Power Purchase Agreements

2.	Site Leases

3.	MESPSA

4.	ASA

5.	Facility Company LLC Agreement

6.	Agreement with SAIC Energy, Environment & Infrastructure, LLC for Use of Work Products in connection with PPA IIIb

7.	IP License

8.	IP Security Agreement

9.	Interparty Agreement

10.	Indemnity Agreement

11.	Credit Agreement

12.	Security Agreement

13.	Equity Pledge Agreement

14.	Accounts Agreement

15.	[***] Consent

16.	[***] Guaranty

17.	[***] Guaranty

[Exhibit B to Fourth Amendment to Equity Capital Contribution Agreement]

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Exhibit C

Form of Amendment to MESPSA

[separately provided]

[Exhibit C to Fourth Amendment to Equity Capital Contribution Agreement]